                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

KEMPER HIGH INCOME TRUST

                       "... Despite a difficult climate,
                high-yield bonds performed relatively well. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
PORTFOLIO STATISTICS
9
LARGEST HOLDINGS
10
PORTFOLIO OF
INVESTMENTS
20
FINANCIAL STATEMENTS
24
FINANCIAL HIGHLIGHTS
25
NOTES TO
FINANCIAL STATEMENTS
28
REPORT OF
INDEPENDENT AUDITORS
29
DESCRIPTION OF
DIVIDEND REINVESTMENT PLAN
31
SHAREHOLDERS' MEETING

AT A GLANCE

 KEMPER HIGH INCOME TRUST TOTAL RETURNS
 FOR THE YEAR ENDED NOVEMBER 30, 1999

                                         KEMPER HIGH
                                         INCOME TRUST
---------------------------------------------------------
    BASED ON NAV                            -1.86%
---------------------------------------------------------
    BASED ON MARKET PRICE                   -2.87%
---------------------------------------------------------

 KEMPER HIGH INCOME TRUST NET ASSET VALUE AND MARKET PRICE

                                   AS OF      AS OF
                                  11/30/99   11/30/98
---------------------------------------------------------
    NET ASSET VALUE                  $7.89      $8.94
---------------------------------------------------------
    MARKET PRICE                     $8.63      $9.88
---------------------------------------------------------

 DIVIDEND REVIEW
 THE FOLLOWING TABLE SHOWS PER SHARE
 DIVIDEND INFORMATION FOR THE FUND AS OF NOVEMBER 30, 1999.

                                      KEMPER HIGH
                                      INCOME TRUST
------------------------------------------------------
    ONE-YEAR INCOME:                       $0.924
------------------------------------------------------
    NOVEMBER DIVIDEND:                     $0.081
------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON NET ASSET VALUE)             12.32%
------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON MARKET PRICE)                11.26%
------------------------------------------------------

INVESTMENTS BY THE FUND IN LOWER QUALITY BONDS PRESENT GREATER RISK TO PRINCIPAL AND INTEREST THAN INVESTMENTS ON HIGHER QUALITY BONDS.

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS. RETURNS ARE HISTORICAL AND DO NOT REPRESENT FUTURE PERFORMANCE. MARKET PRICE, NET ASSET VALUE AND RETURNS FLUCTUATE. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

TERMS TO KNOW

AVERAGE ANNUAL TOTAL RETURN A fund's total return, which includes both price changes and reinvestment of dividends, expressed as an annualized average.

FEDERAL FUNDS RATE The interest rate that banks charge each other for overnight loans that are needed to meet reserve requirements. Often considered the most sensitive indicator of the direction of interest rates.

HIGH-YIELD BONDS Bonds that are issued by companies often without long track records of sales and earnings or with questionable credit strength and that pay a higher yield to investors to help compensate for their greater risk of loss of principal and interest. High-yield bonds carry a credit rating of BB or lower from either Moody's or Standard & Poor's bond rating services and are considered to be "below investment grade" by these rating agencies. Such bonds may also be unrated. The bonds present greater risk to principal and income than higher-quality bonds.

U.S. TREASURIES Debt securities issued by the U.S. Treasury, including Treasury bills, Treasury bonds and Treasury notes. They are considered the safest of all securities. Their safety rests in the power of the U.S. government to obtain tax revenues to repay its obligations, and in its historical record of always having done so.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER:

  The end of the metaphorical millennium, it turns out, was not a disaster. Instead, it was an excuse to party. And why not? As our technological revolution gained critical mass, its vast potential came into better focus. Capital spending on information technology didn't slow down; it accelerated. Inflation remained dormant. The budget surplus nearly doubled, with the promise of oceans of black ink yet to come. Even the government delivered good news: Its statisticians toyed with the national accounts to reveal a more productive economy. It's no wonder the prevailing sentiment could be summed up with the quintessentially American yelp of glee: Yahoo!

  Now, with the potential Y2K crisis seemingly averted, the question hanging over the economy is whether the Federal Reserve Board will boost interest rates to soak up extra liquidity caused by its pre-Y2K infusion of cash into the economy. And unfortunately, all parties end. This one will, too. The questions are when and how.

  The "when" should be before the second half of the year. The Fed has already raised interest rates three times, and is likely to raise them again on Feb. 2. Fed officials said they left the rate at 5.5 percent in December mainly because of "market uncertainties associated with the century-date change." But the Fed expressed concern that "increases in demand" will foster "inflationary imbalances" that could spark rate increases once the Y2K issue has been handled.

  Although some investors have expressed fear that the Fed's sucking cash out of banks will jolt the financial system (causing some stock indexes, as well as the bond markets, to drop sharply in early January), the "how" is likely to be a slow winding down, thanks to persistent low inflation.

  Yes, some prices are higher: Filling up the SUV's gas tank definitely costs more. But the rate of inflation for non-energy goods and services has actually slowed during the past year. Although most analysts are worried that the reprieve won't last -- assuming that higher commodity prices, a softer dollar and the scarcity of skilled workers will show up as higher prices at the checkout counter -- we'd turn that worry on its head. If inflation hasn't accelerated after three years of over 4-percent gross domestic product (GDP) growth and an unprecedented credit explosion, prices aren't likely to increase if growth slows and lenders get stingier.

  More good news stems from the technological investment boom. While executives have pared capital budgets in traditional areas such as industrial machinery and buildings, they've boosted outlays on computers and software. Thanks to the sheer force of technology spending, overall business investment has grown two to four times as fast as GDP in every year since 1993. And that expansion should continue, with more than 20 percent growth likely in high-tech through 2000 and even beyond. And technology hurts inflation. It saves on labor and inventory, increases capacity, creates new competitors, cuts out middlemen, gives shoppers comparative price information and enables global auctions.

  Our outlook is for inflation to stay centered around 2 percent, and we expect the Fed to raise the federal funds rate and the discount rate by one quarter of a point (0.25%) each on Feb. 2. (More extreme possibilities bandied about by bearish investors -- including a half-point rise or an emergency move before the Fed's February meeting -- are unlikely.) We project that the result will be a gentle slowing of growth from 4 percent in 1999 to around 3.5 percent in 2000 and just under 2.5 percent in 2001.

  Despite this positive outlook, the rowdiness of Y2K preparations and celebration should be sufficient to show us that risks exist in today's markets and remind us that we could be in for a serious hangover.

  The prospect of sparkling growth with no inflation has excited equity investors, but there's a catch: declining corporate pricing power. If companies don't have the ability to increase prices, profit growth will decline -- and it's already happening. For the five years ending in June 1999, S&P 500 operating earnings averaged 9 percent, two and a half percentage points per year slower than analysts had predicted. Profits did recover strongly in the second half of 1999, but we suspect that they will soon sputter again. And the economy's newfound productivity won't change the rules and allow companies to make money even if they can't raise prices. Productivity gains do produce a windfall, but historically customers and employees have grabbed the lion's share. Web sites and dot.coms haven't changed this

 ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (12/31/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   5.50                   4.80                   5.90
Prime rate (2)                                  8.50                   7.75                   8.00                   8.50
Inflation rate (3)*                             2.60                   2.30                   1.50                   2.00
The U.S. dollar (4)                             -0.7                   -0.9                   1.20                   9.40
Capital goods orders (5)*                      12.60                   2.50                   -0.6                   6.40
Industrial production (5)*                      3.30                   2.90                   3.50                   6.90
Employment growth (6)                           2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 11/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


one iota. As a result, we expect profits to be virtually flat in all of 2000 and to decline as the economy slows in 2001.

  Debt is another drink that could bring on future headaches. America has been swigging it in prodigious amounts. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have increased their debt with new home equity loans and bigger mortgages. Financial institutions have issued record amounts of new paper to fund aggressive growth. There's no hard and fast rule for determining if the debt America is taking on is too much, but warning bells should sound when debt grows by orders of magnitude faster than necessary to fund economic activity. That happened in 1985 and 1986, when excess credit created a commercial real estate bubble and funded dubious leveraged buyouts with suspect junk bonds, and it's happening again now. Both the commercial real estate and the high yield markets took years to recover. Today, the sheer size of the excesses could make the "morning after" even more painful.

  The end result: Given the continuing thrust of growth from the technological revolution, an improving world economy and the Fed's experience and skill, 2000 could turn out to be a good year. But it's highly unlikely to be as good a year as 1999.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JANUARY 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[RESIS PHOTO]

HARRY RESIS IS LEAD PORTFOLIO MANAGER FOR THE FUND. WITH SCUDDER KEMPER INVESTMENTS, INC. SINCE 1988, HE IS A MANAGING DIRECTOR AND THE LEAD PORTFOLIO MANAGER FOR ALL KEMPER HIGH-YIELD OPEN-END BOND FUNDS. HE DIRECTS ALL TRADING ACTIVITY FOR THE FUND.

[MCNAMARA PHOTO]

MICHAEL MCNAMARA IS A PORTFOLIO MANAGER FOR THE FUND. HE JOINED THE ORGANIZATION IN 1972 AND IS A MANAGING DIRECTOR. HE IS ALSO A PORTFOLIO MANAGER OF KEMPER'S OPEN-END HIGH-YIELD BOND FUNDS AND DIRECTS ALL FIXED-INCOME RESEARCH AT SCUDDER KEMPER INVESTMENTS.

[DOYLE PHOTO]

DAN DOYLE IS A PORTFOLIO MANAGER FOR THE FUND. HE HAS BEEN INVOLVED WITH KEMPER OPEN-END HIGH-YIELD FUNDS IN BOTH RESEARCH AND TRADING SINCE 1986 AND IS A SENIOR TRADER FOR THE FUND.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


INTEREST RATES ROSE NEARLY UNABATED THROUGHOUT THE FISCAL YEAR, MAKING IT DIFFICULT FOR BOND INVESTORS TO ACHIEVE POSITIVE TOTAL RETURNS. DESPITE A DIFFICULT CLIMATE, HIGH-YIELD BONDS PERFORMED RELATIVELY WELL. IN THIS REPORT, KEMPER HIGH INCOME TRUST'S MANAGEMENT TEAM DISCUSSES THE MARKET AND HOW THEY POSITIONED THE FUND IN LIGHT OF THE CHALLENGING INVESTMENT ENVIRONMENT.

Q     WHAT KIND OF YEAR DID THE BOND MARKETS HAVE OVERALL?

A     It was a difficult 12-month period for bond investors, because they had to fight the headwind of rising interest rates continuously. The bond market as a whole, as measured by the Lehman Aggregate Bond index*, had a negative return of
0.04 percent for the 12-month period ended November 30, 1999. If you break out the performance of different types of bonds, the returns varied widely. Corporate bonds taken as a group eked out a 0.95 percent gain, according to the Lehman Corporate Bond index*. Long-term government bonds fared worse, with the Lehman Long-Term Government Bond index* down 7.52 percent.

* THE LEHMAN AGGREGATE BOND INDEX IS A TOTAL RETURN INDEX INCLUDING FIXED-RATE DEBT ISSUES RATED INVESTMENT-GRADE OR BETTER. IN CONTAINS GOVERNMENT, CORPORATE AND MORTGAGE SECURITIES AND IS GENERALLY CONSIDERED REPRESENTATIVE OF THE MARKET FOR INVESTMENT-GRADE BONDS AS A WHOLE. THE LEHMAN CORPORATE BOND INDEX IS AN INDEX BASED ON ALL PUBLICLY ISSUED INTERMEDIATE FIXED-RATE, NON-CONVERTIBLE INVESTMENT GRADE DOMESTIC CORPORATE DEBT. THE LEHMAN BROTHERS LONG-TERM GOVERNMENT BOND INDEX IS A TOTAL RETURN INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE MARKET FOR TREASURIES AND GOVERNMENT AGENCY SECURITIES WITH MATURITIES GREATER THAN TEN YEARS. INVESTORS CANNOT INVEST IN THE INDICES.

Q     HOW DID HIGH-YIELD BONDS PERFORM?

A     High-yield bonds returned 1.36 percent, as measured by the Lehman High
Yield Bond index. While that certainly isn't a jaw-dropping return for a 12-month period, the high-yield market provided positive returns for income investors despite a difficult environment.

* THE LEHMAN HIGH YIELD BOND INDEX IS A TOTAL RETURN INDEX CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR BONDS RATED BELOW INVESTMENT GRADE. INVESTORS CANNOT INVEST IN THE INDEX.

Q     WHAT WAS RESPONSIBLE FOR THE BOND MARKET'S DIFFICULTIES?

A     In short, rising interest rates. Last November, when the fiscal year began, U.S. Treasury yields were extremely low. That was because investors worldwide were pouring money into the U.S. Treasury market. At that time, there was grave uncertainty as to the health of Russian and Latin American economies, and the viability of a recovery in Asia. At the same time, Europe was preparing to convert to a single currency, the euro. So, for investors seeking a safe harbor, U.S. Treasuries were about the only compelling choice. The resulting demand drove Treasury prices up and yields down. At the end of November 1998, the 30-year Treasury yielded just 5.21 percent.

  That's when the Federal Reserve decided to step in. Concerned that faltering worldwide economies could lead to a recession at home, the Fed cut interest rates three times in the last quarter of 1998. It was a particularly uncharacteristic move because the Fed normally cuts rates only when the U.S. economy is

PERFORMANCE UPDATE

slowing, which it wasn't. But rather than risk a worldwide recession, the Fed decided to go ahead and lower rates. The idea was to use the engine of the U.S. economy to power global growth and bolster confidence that Asian and Latin American economies would rebound.

  All this happened in the fall of last year. Since then, Asian economies have shown signs of recovery, prompting assets to exit the U.S. Treasury market. More important, economic growth in the United States began to trigger concerns about inflation. When investors fear inflation, they demand higher yields to help offset the erosion of their income. Thus, throughout 1999, interest rates have staged an unflagging ascent. The 30-year Treasury rose from 5.21 percent on November 30, 1998 to 6.11 percent a year later. That's a monumental move for a T-bond, and the price decline that Treasuries suffered was indicative of the difficulties that the bond market as a whole experienced.

Q     WERE RISING RATES RESPONSIBLE FOR THE MEAGER RETURNS IN THE HIGH-YIELD
BOND MARKET?

A     Eventually, it was one of the culprits. During the first half of the fiscal year, the high-yield bond market was able to shrug off the effects of rising rates. For the six-month period ended March 31, 1999, the Lehman High Yield Bond index was up 4 percent. Thereafter, however, higher rates began to affect the high-yield market's liquidity. Last year, the near-5 percent yield on a T-bond made the 8-9 percent yield on high-yield bonds really attractive. But as the T-bond yield rose, a lot of investors decided that a 6 percent yield on a AAA-rated bond was pretty good, given the uncertain economic picture. So, demand for high-yield bonds began to dwindle. Unfortunately, this coincided with a heavy level of new issuance, which put still more pressure on high-yield bond prices. As a result, high-yield bonds struggled through the last half of the fiscal year, with the Lehman High Yield Bond index down 1.14 percent on a total return basis for the last six months.

Q     YOU SAID HIGHER INTEREST RATES WERE "ONE OF THE CULPRITS" BEHIND THE
HIGH-YIELD MARKET'S DIFFICULTIES. WHAT WERE THE OTHERS?

A     One other significant factor affecting the market's liquidity was an increase in defaults. That was a bit of a surprise, given that the economy was growing so strongly. However, during the heady days of 1996 and 1997, a lot of deals came to market that weren't of very high quality. The relatively weak economy in 1998 and the volatility in 1999 started to take its toll on some of these bonds, and the default rate began to climb as 1999 wore on.

Q     WAS KEMPER HIGH INCOME TRUST AFFECTED BY THESE DEFAULTS?

A     The defaults did not have a large impact. We've always been fairly cautious compared with some other funds. We don't have a lot of emerging-market debt, nor do we have a lot of paper rated below "single B." That can hurt us when the market rallies strongly, but it helps protect us when the market is punishing particularly suspect credits.

  The defaults did cast a cloud over the market as a whole and spooked potential buyers. So, even though the defaults haven't been a problem for the fund specifically, they've kept pressure on prices in the market.

Q     WHAT WERE YOUR STRATEGIES FOR MANAGING THE FUND DURING THE PERIOD?

A     Given the volatility of the market, we just tried to look for the best values. Earlier in the year, that meant emphasizing media and telecommunications companies. Merger and acquisition activity among these companies spurred the performance of this sector. Another sector that did well was cyclicals, in which the fund has a heavy weighting. Cyclical industries are those whose earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples include housing, automobiles and paper companies. Also, we began to cut back our holdings in health care companies because of a negative outlook for Medicare and price declines among nursing home issuers.

  As I said, we are typically relatively cautious investors. That was a good thing at the beginning of the fiscal year when investors were concerned about the U.S. economy and emerging markets were being hit hard. The fund's returns for the year were below our peer group. The fund's return for the 12-month period was -1.86 percent, versus the Lipper closed-end High Yield Fund (Leveraged) Average return of 0.69 percent.

PERFORMANCE UPDATE

Q     THE AVERAGE COUPON FOR A HIGH-YIELD BOND RIGHT NOW IS NEARLY 12 PERCENT.
SO, IT LOOKS AS IF THE HIGH-YIELD MARKET'S TOTAL RETURN WILL BE SIGNIFICANTLY LESS THAN THE COUPON. DO YOU EXPECT THIS TO CONTINUE?

A     No, and there are several reasons why. First is historical. In 1998, the high-yield market returned 0.97 percent, and so far in 1999, it's returned 2.33 percent, according to the Chase Securities Global High Yield index*. Historically, when the high-yield market has gone through the doldrums, it has typically come back strong. For example, in 1994, the Chase index returned -1.57 percent. The next year, it returned 19.56 percent. Certainly, there are no guarantees this could repeat itself, but from this level, we think it's fair to say that there's more upside potential than downside.

  Second is liquidity. The market's liquidity has been constrained by a number of one-time factors, such as the Russian debt crisis last year and Y2K concerns this year. These events won't hinder the market forever.

  Third is an outsized number of defaults. As I mentioned, several deals that probably weren't a good idea in the first place are now being weeded out of the market. The economy is growing well, and when this current cloud of defaults is lifted, we believe investors will realize the attractive value offered by high-yield bonds, and demand will increase.

  When that might happen, no one can say. Currently, Y2K concerns and uncertainty about what the Federal Reserve may do in the next couple of months may act to keep a lid on prices.

  But longer-term, we're encouraged by the environment created by a worldwide economic expansion, inflation that remains low from a historical standpoint, and a slackening supply of Treasury bonds. All these factors indicate to us that high-yield bonds currently offer a terrific value. We believe that the smart investors are the ones who are content to wait for liquidity to return to the market, and collect a hefty coupon in the process.

* THE CHASE SECURITIES GLOBAL HIGH YIELD INDEX IS A TOTAL RETURN INDEX CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR U.S. AND DOLLAR DENOMINATED FOREIGN HIGH YIELD DEBT. INVESTORS CANNOT INVEST IN THE INDEX.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                     ON 11/30/99              ON 11/30/98
--------------------------------------------------------------------------------
    HIGH YIELD BONDS                      99%                      96%
--------------------------------------------------------------------------------
    CASH AND EQUIVALENTS                  --                        2
--------------------------------------------------------------------------------
    PREFERRED AND COMMON STOCK             1                        2
--------------------------------------------------------------------------------
                                         100%                     100%

                                  [PIE CHART]

CORPORATE LONG-TERM FIXED INCOME SECURITIES RATINGS

--------------------------------------------------------------------------------
                                     ON 11/30/99              ON 11/30/98
--------------------------------------------------------------------------------
    BBB                                    1%                       1%
--------------------------------------------------------------------------------
    BB                                    14                       11
--------------------------------------------------------------------------------
    B                                     74                       77
--------------------------------------------------------------------------------
    BELOW B                                9                       10
--------------------------------------------------------------------------------
    NOT RATED                              2                        1
--------------------------------------------------------------------------------
                                         100%                     100%

                                  [PIE CHART]

THE RATINGS OF STANDARD AND POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS SERVICES, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR S&P RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.

AVERAGE MATURITY

--------------------------------------------------------------------------------
                                     ON 11/30/99              ON 11/30/98
--------------------------------------------------------------------------------
    AVERAGE MATURITY                  6.3 years                7.9 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

LARGEST HOLDINGS

THE FUND'S FIVE LARGEST HOLDINGS
Representing 10 percent of the fund's total net assets on November 30, 1999

------------------------------------------------------------------------
            HOLDINGS                                             PERCENT
------------------------------------------------------------------------
------------------------------------------------------------------------

1.          NL INDUSTRIES                                          2.3%
------------------------------------------------------------------------

2.          NEXTEL COMMUNICATIONS                                  2.1%
------------------------------------------------------------------------

3.          TELEWEST COMMUNICATIONS                                2.0%
------------------------------------------------------------------------

4.          RIVERWOOD INTERNATIONAL                                1.9%
------------------------------------------------------------------------

5.          CHARTER COMMUNICATIONS HOLDINGS                        1.7%
------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

KEMPER HIGH INCOME TRUST

Portfolio of Investments at November 30, 1999
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
    CORPORATE BONDS--98.7%                                                               PRINCIPAL AMOUNT    VALUE
---------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--15.1%
                                           AFC Enterprises, 10.25%, 05/15/2007               $ 3,250        $  3,217
                                           AMF Bowling Worldwide, Inc., Step-up Coupon,
                                             0% to 03/15/2001, 12.25% to 03/15/2006            2,882           1,268
                                           AMF Bowling, Inc, 10.875%, 03/15/2006                 870             461
                                           Advantica Restaurant Co., 11.25%, 01/15/2008        3,266           2,531
                                           Avis Rent A Car, 11.00%, 05/01/2009                 1,470           1,540
                                           Avondale Mills, 10.25%, 05/01/2006                  1,840           1,564
                                           Boca Resorts, Inc., 9.88%, 04/15/2009               2,470           2,359
                                           Cinemark USA, Inc., 8.50%, 08/01/2008                 230             200
                                           Cinemark USA, Inc., Series D, 9.625%,
                                             08/01/2008                                          100              94
                                           Circus Circus Enterprises, Inc., 9.25%,
                                             12/01/2005                                          540             547
                                           Cole National Group, Inc., 9.875%,
                                             12/31/2006                                        1,000             770
                                           Corporate Express, Inc., 4.50%, 07/01/2000          1,350           1,360
                                           Eldorado Resorts, 10.50%, 08/15/2006                  770             785
                                           Finlay Enterprises, Inc., 9.00%, 05/01/2008           330             289
                                           Finlay Fine Jewelry Co., 8.375%, 05/01/2008           550             498
                                           Galey & Lord, Inc., 9.125%, 03/01/2008              1,580             363
                                           Guitar Center Management, 11.00%, 07/01/2006          800             784
                                           Harvey's Casino Resorts, 10.625%, 06/01/2006          680             699
                                           Hedstrom Corp., 10.00%, 06/01/2007                    330              49
                                           Herff Jones, Inc., 11.00%, 08/15/2005                 740             785
                                           Hines Horticulture, Inc., 11.75%, 10/15/2005        1,494           1,520
                                           Hollywood Entertainment Corp., 10.625%,
                                             08/15/2004                                          730             664
                                           Hollywood Entertainment Corp., Series B,
                                             10.63%, 08/15/2004                                2,000           1,820
                                           Horseshoe Gaming Holdings, 8.625%,
                                             05/15/2009                                          190             183
                                           Horseshoe Gaming Holdings, 9.375%,
                                             06/15/2007                                          240             238
                                           Imax Corp., Senior Note, 7.875%, 12/01/2005           320             302
                                           Imperial Home Decor Group, Inc., 11.00%,
                                             03/15/2008*                                         680              68
                                           International Game Technology, 8.38%,
                                             05/15/2009                                          900             871
                                           Iron Age Holdings Corp., Step-up Coupon,
                                             0% to 05/01/2003, 12.125% to 05/01/2009             310              90
                                           Iron Age Holdings Corp., 9.875%, 05/01/2008           410             307
                                           J. Crew Group, Step-up Coupon, 0% to
                                             10/15/2002, 13.125% to 10/15/2008                 2,749           1,265
                                           J. Crew Group, 10.375%, 10/15/2007                  1,030             865
                                           Krystal Inc., 10.25%, 10/01/2007                    2,720           2,693
                                           Mohegan Tribal Gaming Authority, 8.125%,
                                             01/01/2006                                          500             488
                                           Mohegan Tribal Gaming Authority, 8.75%,
                                             01/01/2009                                        2,340           2,305
                                           National Vision Association, Ltd., 12.75%,
                                             10/15/2005                                        2,640           1,003
                                           Park Place Entertainment, Inc., 7.875%,
                                             12/15/2005                                          210             200
                                           Perkins Finance, L.P., 10.125%, 12/15/2007          2,680           2,720
                                           Phillips-Van Heusen Corp., 9.50%, 05/01/2008           10               9
                                           Pillowtex Corp., 9.00%, 12/15/2007                     60              22
                                           Pillowtex Corp., 10.00%, 11/15/2006                    40              14

 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT    VALUE
------------------------------------------------------------------------------------------------------------------------
                                           Players International, 10.875%, 04/15/2005        $   795        $    835
                                           Regal Cinemas, Inc.,
                                             8.875%, 12/15/2010                                  200             154
                                             9.50%, 06/01/2008                                   830             674
                                           Restaurant Co., Step-up Coupon, 0% to
                                             05/15/2003, 11.25% to 05/15/2008                    820             484
                                           Sealy Mattress Co., Step-up Coupon, 0% to
                                             12/15/2002, 10.875% to 12/15/2007                   680             476
                                           Specialty Retailers, Inc., 8.50%, 07/15/2005          290             209
                                           Specialty Retailers, Inc., 9.00%, 07/15/2007        1,340             764
                                           Station Casinos, Inc., 9.75%, 04/15/2007              380             388
                                           Station Casinos, Inc., 10.125%, 03/15/2006          1,400           1,442
                                           -----------------------------------------------------------------------------
                                                                                                              43,236
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--.5%
                                           Dyersburg Corp., 9.75%, 09/01/2007                    790             316
                                           Jafra Cosmetics International, Inc., 11.75%,
                                             05/01/2008                                          850             782
                                           Pathmark Stores, Inc., 9.625%, 05/01/2003             305             290
                                           -----------------------------------------------------------------------------
                                                                                                               1,388
------------------------------------------------------------------------------------------------------------------------

    HEALTH--1.8%
                                           ALARIS Medical Systems, Inc., Step-up
                                             Coupon, 0% to 08/01/2003, 11.125% to
                                             08/01/2008                                          590             245
                                           Abbey Healthcare Group, Inc., 9.50%,
                                             11/01/2002                                        2,120           2,072
                                           Dade International, Inc., 11.125%, 05/01/06           770             781
                                           MEDIQ, Inc., 11.00%, 06/01/2008                       430             142
                                           Magellan Health Services, Inc., 9.00%,
                                             02/15/2008                                          840             664
                                           Mariner Post-Acute Network, Inc., Step-up
                                             Coupon, 0% to 11/07/2002, 10.50% to
                                             11/01/2007                                        2,520              38
                                           Mariner Post-Acute Network, Inc., 10.50%,
                                             08/01/2006                                        1,100           1,034
                                           Vencor, Inc., 9.875%, 05/01/2005*                     530             101
                                           -----------------------------------------------------------------------------
                                                                                                               5,077
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--24.6%
                                           21st Century Telecom Group, Inc., Step-up
                                             Coupon, 0% to 02/15/2003, 12.25% to
                                             02/15/2008                                        2,614           1,202
                                           Allegiance Telecom, Inc., Step-up Coupon, 0%
                                             to 02/15/2003, 11.75% to 02/15/2008               1,920           1,344
                                           Allegiance Telecom, Inc., 12.875%,
                                             05/15/2008                                        1,170           1,305
                                           American Cellular Corp., 10.50%, 05/15/2008         1,520           1,672
                                           Call-Net Enterprises, Inc., Step-up Coupon,
                                             0% to 08/15/2002, 9.27% to 08/15/2007               490             284
                                           Call-Net Enterprises, Inc., Step-up Coupon,
                                             0% to 05/15/2004, 10.80% to 05/15/2009              510             250
                                           Call-Net Enterprises, Inc., Step-up Coupon,
                                             0% to 8/15/2003, 8.94% to 08/15/2008                700             357
                                           Call-Net Enterprises, Inc., 9.375%,
                                             05/15/2009                                          430             363
                                           Century Communications Corp., 8.375%,
                                             12/15/2007                                          350             326
                                           Communicacion Cellular, S.A., Step-up
                                             Coupon, 0% to 09/29/2000, 14.125% to
                                             03/01/2005                                        2,100           1,155
                                           Crown Castle International Corp., Step-up
                                             Coupon, 0% to 11/15/2002, 10.625% to
                                             11/15/2007                                        3,000           2,220
                                           Crown Castle International Corp., 9.50%,
                                             08/01/2011                                        1,000             990

 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT    VALUE
-----------------------------------------------------------------------------------------------------------------------
                                           Dobson Communication Corp., 11.75%,
                                             04/15/2007                                      $ 1,010        $  1,121
                                           Dolphin Telecom, PLC, Step-up Coupon, 0% to
                                             05/15/2004, 14.00% to 05/15/2009                  2,000             900
                                           Econophone, Inc., Step-up Coupon, 0% to
                                             02/01/2003, 11.00% to 02/15/2008                    350             238
                                           Esprit Telecom Group, PLC, 10.875%,
                                             06/15/2008                                          430             428
                                           Esprit Telecom Group, PLC, 11.50%,
                                             12/15/2007                                        2,020           2,035
                                           Global Telesystems Group, 9.875%, 02/15/2005        1,370           1,260
                                           ICG Holdings, Inc., Step-up Coupon, 0% to
                                             09/15/2000, 13.50% to 09/15/2005                  3,660           3,148
                                           IPC Communications, Inc., Step-up Coupon, 0%
                                             to 11/01/2001, 10.875% to 05/01/2008              1,610           1,191
                                           Impsat Corp., 12.375%, 06/15/2008                   1,945           1,634
                                           Intermedia Communications of Florida, Inc.,
                                             Step-up Coupon, 0% to 05/15/2001, 12.50%
                                             to 05/15/2006                                     1,220           1,052
                                           Intermedia Communications of Florida, Inc.,
                                             Step-up Coupon, 0% to 07/15/2002, 11.25%
                                             to 07/15/2007                                     1,720           1,260
                                           KMC Telecom Holdings, Inc., Step-up Coupon,
                                             0% to 02/15/2003, 12.50% to 02/15/2008            2,010           1,045
                                           KMC Telecom Holdings, Inc., 13.50%,
                                             05/15/2009                                          990             960
                                           Level 3 Communications, Inc., Step-up
                                             Coupon, 0% to 12/01/2003, 10.50% to
                                             12/01/2008                                        2,750           1,671
                                           Level 3 Communications, Inc., 9.125%,
                                             05/01/08                                          1,500           1,416
                                           Long Distance Direct Holdings, Inc., 12.25%,
                                             04/15/2008                                          700             371
                                           MGC Communications, 13.00%, 10/01/2004              1,530           1,499
                                           McLeod USA, Inc., Step-up Coupon, 0% to
                                             03/01/2002, 10.50% to 03/01/2007                  1,705           1,373
                                           McLeod USA, Inc., 9.25%, 07/15/2007                   710             712
                                           McLeod USA, Inc., 9.50%, 11/01/2008                   230             232
                                           MetroNet Communications Corp., Step-up
                                             Coupon, 0% to 06/15/2003, 9.95% to
                                             06/15/2008                                        1,190             934
                                           MetroNet Communications Corp., Step-up
                                             Coupon, 0% to 11/01/2002, 10.75% to
                                             11/01/2007                                          410             338
                                           MetroNet Communications Corp., 10.625%,
                                             11/01/2008                                          700             798
                                           MetroNet Communications Corp., 12.00%,
                                             08/15/2007                                          360             416
                                           Metromedia Fiber Network, Inc., 10.00%,
                                             12/15/2009                                          650             657
                                           Netia Holdings, Step-up Coupon, 0% to
                                             11/01/2001, 11.25% to 11/01/2007                  2,440           1,525
                                           Netia Holdings, 10.25%, 11/01/2007                  2,135           1,815
                                           Nextel Communications, Inc., Step-up Coupon,
                                             0% to 02/15/2003, 9.75% to 02/15/2008             1,445           1,022
                                           Nextel Communications, Inc., Step-up Coupon,
                                             0% to 09/15/2002, 10.65% to 09/15/2007            1,050             790
                                           Nextel Communications, Inc., Step-up Coupon,
                                             0% to 10/31/2002, 9.75% to 10/31/2007               550             396
                                           Nextel Communications, Inc., Step-up Coupon,
                                             0% to 2/15/99, 9.75% to 08/15/2004                3,010           3,115

 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT    VALUE
-----------------------------------------------------------------------------------------------------------------------
                                           Nextlink Communications, Inc., Step-up
                                             Coupon, 0% to 04/15/2003, 9.45% to
                                             04/15/2008                                      $   530        $    331
                                           Nextlink Communications, Inc., Step-up
                                             Coupon, 0% to 06/01/2004, 12.25% to
                                             06/01/2009                                        2,300           1,386
                                           Nextlink Communications, Inc., 10.75%,
                                             11/15/2008                                          670             683
                                           Nextlink Communications, Inc., 12.50%,
                                             04/15/2006                                        1,100           1,169
                                           PTC International Finance, Step-up Coupon,
                                             0% to 07/01/2002, 10.75% to 07/01/2007            1,330             878
                                           PTC International Finance, 11.25%,
                                             12/01/2009                                          240             238
                                           Pinnacle Holdings, Inc., Step-up Coupon, 0%
                                             to 03/15/2003, 10.00% to 03/15/2008                 300             186
                                           Price Communications Wireless, 9.125%,
                                             12/15/2006                                          630             643
                                           Primus Telecommunications Group, 11.25%,
                                             01/15/2009                                          240             226
                                           Primus Telecommunications Group, 11.75%,
                                             08/01/2004                                          960             946
                                           Primus Telecommunications Group, 12.75%,
                                             10/15/2009                                        1,100           1,100
                                           RCN Corp., Step-up Coupon, 0% to 07/01/2003,
                                             11.00% to 07/01/2008                                470             304
                                           RCN Corp., 10.00%, 10/15/2007                          50              50
                                           Rogers Cantel, 9.75%, 06/01/2016                    1,305           1,478
                                           SBA Communications Corp., Step-up Coupon, 0%
                                             to 03/01/2003, 12.00% to 03/01/2008                 760             437
                                           Telecorp PCS, Inc., Step-up Coupon, 0% to
                                             04/01/2004, 11.625% to 04/15/2009                   370             239
                                           Teligent, Inc., Step-up Coupon, 0% to
                                             03/01/2003, 11.50% to 03/01/2008                  1,175             667
                                           Teligent, Inc., 11.50%, 12/01/2007                  1,290           1,238
                                           TriTel Pcs, Inc., Step-up Coupon, 0% to
                                             05/15/2004, 12.75% to 05/15/2009                  3,080           1,979
                                           Triton Communications, L.L.C., Step-up
                                             Coupon, 0% to 05/01/2003, 11.00% to
                                             05/01/2008                                        4,280           3,050
                                           U.S. Xchange, L.L.C., 15.00%, 07/01/2008              600             558
                                           USA Mobile Communications Holdings, Inc.,
                                             14.00%, 11/01/2004                                  690             614
                                           United Pan-Europe Communications, 10.875%,
                                             11/01/2007                                          500             520
                                           United Pan-Europe Communications, Step-up
                                             Coupon, 0% to 11/01/2004, 13.375%,
                                             11/01/2009                                        1,120             633
                                           Versatel Telecom, 11.875%, 07/15/2009                 280             280
                                           Versatel Telecom, 13.25%, 05/15/2008                  500             525
                                           Versatel Telecom, 13.25%, 05/15/2008                  260             273
                                           Viatel, Inc., Step-up Coupon, 0% to
                                             04/15/2003, 12.50% to 04/15/2008                  1,020             635
                                           Viatel, Inc., 11.25%, 04/15/2008                      220             218
                                           Voicestream Wireless Corp., 10.375%,
                                             11/15/2009                                        1,520           1,573
                                           Winstar Equipment II, 12.50%, 03/15/2004              520             541
                                           -----------------------------------------------------------------------------
                                                                                                              70,418

  The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT    VALUE
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--2.4%
                                           Carlyle High Yield Partners, 12.24%,
                                             05/31/2007                                      $ 2,000        $  1,990
                                           HMH Properties, 7.875%, 08/01/2008                  1,520           1,368
                                           Intertek Finance, PLC, 10.25%, 11/01/2006           1,520           1,440
                                           Kappa Beheer BV, 10.625%, 07/15/2009                  550             572
                                           Spectrasite Holdings, Inc., Step-up Coupon,
                                             0% to 07/15/2003, 12.00% to 07/15/2008            2,200           1,276
                                           Spectrasite Holdings, Inc., Step-up Coupon,
                                             0% to 4/15/2004, 11.25% to 04/15/2009               540             281
                                           Spectrasite Holdings, Inc., Step-up Coupon,
                                             0% to 4/15/2004, 11.25% to 04/15/2009                40              21
                                           Spectrasite Holdings, Inc., Step-up Coupon,
                                             0% to 7/15/2003, 12.00% to 07/15/2008               100              58
                                           -----------------------------------------------------------------------------
                                                                                                               7,006
------------------------------------------------------------------------------------------------------------------------

    MEDIA--16.9%
                                           AMFM, Inc., Step-up Coupon, 0% to
                                             02/01/2002, 12.75% to 02/01/2009                  1,880           1,654
                                           AMFM, Inc., 8.00%, 11/01/2008                         940             948
                                           AMFM, Inc., 9.00%, 10/01/2008                         280             293
                                           Adelphia Communications Corp., 7.875%,
                                             05/01/2009                                          170             155
                                           Adelphia Communications Corp., 8.375%,
                                             11/15/2009                                          890             888
                                           American Lawyer Media, Inc., Step-up Coupon,
                                             0% to 12/15/2002, 12.25% to 12/15/2008            3,330           2,131
                                           Australis Holdings, Step-up Coupon 0% to
                                             11/01/2000, 15.00% to 11/01/2002*                 2,750              28
                                           Australis Holdings, Zero coupon, 11/01/2000*           85              66
                                           Avalon Cable Holdings LLC, Step-up coupon,
                                             0% to 12/01/03, 11.875% to 12/01/2008               910             596
                                           Big Flower Press, 8.875%, 07/01/2007                1,400           1,428
                                           CSC Holdings, Inc., 7.875%, 12/15/2007                100              99
                                           CSC Holdings, Inc., 8.125%, 07/15/2009                185             185
                                           CSC Holdings, Inc., 8.125%, 08/15/2009                450             452
                                           CSC Holdings, Inc., 9.25%, 11/01/2005                 250             256
                                           CSC Holdings, Inc., 9.875%, 02/15/2013                840             876
                                           CSC Holdings, Inc., 10.50%, 05/15/2016              1,140           1,237
                                           Chancellor Media Corp., 8.125%, 12/15/2007            810             814
                                           Charter Communication Holdings LLC, Step-up
                                             Coupon, 0% to 04/01/2004, 9.92% to
                                             04/01/2011                                        3,520           2,121
                                           Charter Communication Holdings LLC, 8.25%,
                                             04/01/2007                                        2,840           2,680
                                           Comcast Corp., 9.125%, 10/15/2006                     820             838
                                           Comcast UK Cable Partners, Ltd., Step-up
                                             Coupon 0% to 11/15/2000, 11.20% to
                                             11/15/2007                                        3,510           3,247
                                           Diamond Cable Communications, PLC, 13.25%,
                                             09/30/2004                                        1,115           1,196
                                           Diva Systems Corp., Step-up Coupon, 0% to
                                             03/01/2003, 12.625% to 03/01/2008                   650             172
                                           Echostar DBS Corp., 9.25%, 02/01/2006                 660             660
                                           Echostar DBS Corp., 9.375%, 02/01/2009              2,300           2,300
                                           Frontiervision, 11.00%, 10/15/2006                    840             899
                                           Frontiervision, Step-up Coupon, 0% to
                                             09/15/2001, 11.875% to 09/15/2007                   880             763
                                           Interep National Radio Sales, Inc., 10.00%,
                                             07/01/2008                                          680             663
                                           Metromedia Fiber Network, Inc., 10.00%,
                                             11/15/2008                                          800             808

 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT    VALUE
------------------------------------------------------------------------------------------------------------------------
                                           Millicom International Cellular, S.A.,
                                             Step-up Coupon, 0% to 06/01/2001, 13.50%
                                             to 06/01/2006                                   $ 3,740        $  2,973
                                           NTL Communications Corp., Step-up Coupon 0%
                                             to 10/01/2003, 12.375% to 10/01/2008                720             493
                                           NTL, Inc., Step-up Coupon, 0% to 02/01/2001,
                                             10.50% to 02/01/2006                                320             288
                                           NTL, Inc., 11.50%, 10/01/2008                       2,130           2,300
                                           Outdoor Systems, Inc., 8.875%, 06/15/2007             530             546
                                           Outdoor Systems, Inc., 9.375%, 10/15/2006             760             794
                                           Panavision, Inc., Step-up Coupon, 0% to
                                             02/01/2002, 9.625% to 02/01/2006                    880             431
                                           Radio Unica Corp., Step-up Coupon, 0% to
                                             08/01/2002, 11.75% to 08/01/2006                    770             502
                                           Renaissance Media Group, Step-up Coupon, 0%
                                             to 04/15/2003, 10.00% to 04/15/2008               1,360             938
                                           SFX Entertainment, Inc., 9.125%, 02/01/2008           860             811
                                           SFX Entertainment, Inc., 9.125%, 12/01/2008           830             782
                                           Sinclair Broadcasting Group, Inc., 8.75%,
                                             12/15/2007                                        1,420           1,314
                                           Star Choice Communications, Inc., 13.00%,
                                             12/15/2005                                          400             398
                                           TeleWest Communications, PLC, Step-up
                                             Coupon, 0% to 04/15/2004, 9.25% to
                                             04/15/2009                                           90              57
                                           TeleWest Communications, PLC, Step-up
                                             Coupon, 0% to 10/01/2000, 11.00% to
                                             10/01/2007                                        4,290           3,958
                                           TeleWest Communications, PLC, 11.25%,
                                             11/01/2008                                        1,570           1,711
                                           Transwestern Publishing, Step-up Coupon, 0%
                                             to 11/15/2002, 11.875% to 11/15/2008                250             179
                                           Transwestern Publishing, 9.625%, 11/15/2007           500             485
                                           United International Holdings, Step-up
                                             Coupon, 0% to 02/15/2003, 10.75% to
                                             02/15/2008                                        1,480             925
                                           -----------------------------------------------------------------------------
                                                                                                              48,338
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--4.2%
                                           Allied Waste Industries, 7.625%, 01/01/2006           530             481
                                           Buhrmann US, Inc., 12.25%, 11/01/2009               2,020           2,061
                                           Coinmach Corp., 11.75%, 11/15/2005                  2,740           2,822
                                           Color Tile, Inc., 10.75%, 12/15/2001                1,260              13
                                           ImPac Group, Inc., 10.125%, 03/15/2008                840             764
                                           Integrated Electrical Services, Inc.,
                                             9.375%, 02/01/2009                                1,380           1,352
                                           Kindercare Learning Centers, Inc., 9.50%,
                                             02/15/2009                                        1,520           1,455
                                           La Petite Academy, Inc., 10.00%, 05/15/2008         2,080           1,539
                                           Spincycle, Inc., Step-up Coupon, 0% to
                                             05/01/2001, 12.750% to 05/01/2005                 1,110             167
                                           Verio, Inc., 10.625%, 11/15/2009                      970             985
                                           Verio, Inc., 11.25%, 12/01/2008                       480             499
                                           -----------------------------------------------------------------------------
                                                                                                              12,138

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT    VALUE
------------------------------------------------------------------------------------------------------------------------

    DURABLES--2.7%
                                           Accuride Corp., 9.25%, 02/01/2008                 $   420        $    380
                                           Airxcel, 11.00%, 11/15/2007                           930             911
                                           DeCrane Aircraft Holdings, Inc., 12.00%,
                                             09/30/2008                                        1,440           1,325
                                           Fairchild Corp., 10.75%, 04/15/2009                 1,480           1,258
                                           Transdigm, Inc., 10.375%, 12/01/2008                1,420           1,274
                                           United Rentals, Inc., 9.25%, 01/15/2009             2,720           2,550
                                           -----------------------------------------------------------------------------
                                                                                                               7,698
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--17.4%
                                           Agriculture, Mining and Chemicals, Inc.,
                                             10.75%, 09/30/2003                                  680             422
                                           American Standard Companies, Inc., 9.25%,
                                             12/01/2016                                          449             449
                                           Atlantis Group, Inc., 11.00%, 02/15/2003            1,605           1,605
                                           BPC Holdings Corp., 12.50%, 06/15/2006                620             570
                                           Berry Plastics Corp., 12.25%, 04/15/2004            2,900           2,943
                                           Consolidated Container Capital, Inc.,
                                             10.125%, 07/15/2009                                 340             346
                                           Consumers International, 10.25%, 04/01/2005         2,420           1,912
                                           Day International Group, Inc., 11.125%,
                                             06/01/2005                                        2,020           2,060
                                           Delco Remy International, 10.625%,
                                             08/01/2006                                          930             939
                                           Eagle-Picher Holdings, Inc., 9.375%,
                                             03/01/2008                                        1,750           1,518
                                           Foamex, L.P., 13.50%, 08/15/2005                      910             864
                                           Fonda Group, 9.50%, 03/01/2007                      1,330           1,111
                                           GS Technologies, 12.00%, 09/01/2004                 1,670             969
                                           GS Technologies, 12.25%, 10/01/2005                 1,430             786
                                           Gaylord Container Corp., 9.75%, 06/15/2007          2,280           2,172
                                           Gaylord Container Corp., 9.875%, 02/15/2008         2,200           1,919
                                           Graham Packaging Co., Step-up Coupon, 0% to
                                             01/15/2003, 10.75% to 01/15/2009                  2,050           1,373
                                           Graham Packaging Co., 8.75%, 01/15/2008                30              29
                                           Grove Holdings LLC, Step-up Coupon, 0% to
                                             05/01/2003, 11.625% to 05/01/2009                   170              17
                                           Grove Investors, PIK, 14.50%, 05/01/2010              434              35
                                           Hayes Wheels International, Inc., 11.00%,
                                             07/15/2006                                        1,340           1,404
                                           Huntsman Package, 11.75%, 12/01/2004                2,030           2,060
                                           Knoll, Inc., 10.875%, 03/15/2006                      945             945
                                           Millar Western Forest Products, Ltd.,
                                             9.875%, 05/15/2008                                  295             294
                                           Motors and Gears, Inc., 10.75%, 11/15/2006            480             463
                                           NL Industries, Inc., Senior Note, 11.75%,
                                             10/15/2003                                        6,380           6,571
                                           Neenah Corp., Series B, 11.125%, 05/01/2007           130             120
                                           Neenah Corp., Series D, 11.125%, 05/01/2007           540             500
                                           Plainwell, Inc., 11.00%, 03/01/2008                   590             342
                                           Printpack, Inc., 9.875%, 08/15/2004                   210             208
                                           Printpack, Inc., 10.625%, 08/15/2006                1,020             949
                                           Riverwood International Corp., 10.25%,
                                             04/01/2006                                          470             481
                                           Riverwood International Corp., 10.625%,
                                             08/01/2007                                          595             620
                                           Riverwood International Corp., 10.875%,
                                             04/01/2008                                        4,265           4,265
                                           SF Holdings Group, Inc., Step-up Coupon, 0%
                                             to 03/15/2003, 12.75% to 03/15/2008               1,330             592
                                           Spinnaker Industries, 10.75%, 10/15/2006            1,270             975
                                           Stone Container Corp., 10.75%, 10/01/2002           1,000           1,030
                                           Stone Container Corp., 11.50%, 08/15/2006             920             980

 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT    VALUE
------------------------------------------------------------------------------------------------------------------------
                                           Stone Container Corp., 12.25%, 04/01/2002         $   550        $    551
                                           Terex Corp., 8.875%, 04/01/2008                       840             794
                                           Terex Corp., Series D, 8.875%, 04/01/2008             660             624
                                           Terra Industries, Inc., 10.50%, 06/15/2005          1,050             651
                                           Texas Petrochemicals, 11.125%, 07/01/2006             900             783
                                           U.S. Can Corp., 10.125%, 10/15/2006                 1,250           1,275
                                           Venture Holdings, 11.00%, 06/01/2007                  130             125
                                           -----------------------------------------------------------------------------
                                                                                                              49,641
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--1.2%
                                           Cherokee International Corp., 10.50%,
                                             05/01/2009                                           70              61
                                           PSINet, Inc., 10.00%, 02/15/2005                      240             239
                                           PSINet, Inc., 11.00%, 08/01/2009                    1,650           1,683
                                           PSINet, Inc., 11.50%, 11/01/2008                      770             801
                                           Viasystems, Inc., 9.75%, 06/01/2007                   970             543
                                           -----------------------------------------------------------------------------
                                                                                                               3,327
------------------------------------------------------------------------------------------------------------------------

    ENERGY--3.1%
                                           Benton Oil & Gas Co., 11.625%, 05/01/2003             685             486
                                           Continental Resources, Inc., 10.25%,
                                             08/01/2008                                          990             827
                                           Gulfmark Offshore, Inc., 8.75%, 06/01/2008            390             355
                                           Key Energy Services, Inc., 14.00%,
                                             01/15/2009                                          420             458
                                           Ocean Energy, Inc., 8.875%, 07/15/2007              1,020           1,028
                                           Ocean Energy, Inc., 9.75%, 10/01/2006               1,950           2,125
                                           Ocean Energy, Inc., 10.375%, 10/15/2005               845             913
                                           Pen Holdings, Inc., 9.875%, 06/15/2008                110             104
                                           Pride International, Inc., 10.00%,
                                             06/01/2009                                          470             479
                                           R&B Falcon Corp., 9.50%, 12/15/2008                 1,290           1,283
                                           R&B Falcon Corp., 11.00%, 03/15/2006                  260             279
                                           RAM Energy, 11.50%, 02/15/2008                        300             135
                                           Stone Energy Corp., 8.75%, 09/15/2007                 540             535
                                           -----------------------------------------------------------------------------
                                                                                                               9,007
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--2.4%
                                           Euramax International, PLC, 11.25%,
                                             10/01/2006                                          955             964
                                           MMI Products, Inc., 11.25%, 04/15/2007              1,355           1,396
                                           Metal Management, Inc., 10.00%, 05/15/2008            960             701
                                           Metals USA, Inc., 8.625%, 02/15/2008                  400             368
                                           Renco Steel Holdings Co., Series B, 10.875%,
                                             02/01/2005                                        1,420           1,179
                                           Republic Tech International, 13.75%,
                                             07/15/2009                                        1,920           1,344
                                           Wells Aluminum Corp., 10.125%, 06/01/2005             800             770
                                           -----------------------------------------------------------------------------
                                                                                                               6,722

  The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT    VALUE
------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--4.1%
                                           Building Materials Corp., 8.00%, 12/01/2008       $ 1,040        $    949
                                           Congoleum Corp., 8.625%, 08/01/2008                   710             623
                                           Del Webb Corp., 9.75%, 01/15/2008                     460             423
                                           Dimac Corp., 12.50%, 10/01/2008                     1,420             639
                                           Forecast Group, L.P., 11.375%, 12/15/2000             820             814
                                           Fortress Group, 13.75%, 05/15/2003                    710             353
                                           Hovnanian Enterprises, Inc., 9.125%,
                                             05/01/2009                                          650             611
                                           Hovnanian Enterprises, Inc., 9.75%,
                                             06/01/2005                                        2,140           2,033
                                           Kevco, Inc., 10.375%, 12/01/2007                      690             186
                                           Nortek, Inc., 9.125%, 09/01/2007                      640             624
                                           Nortek, Inc., 9.875%, 03/01/2004                    2,190           2,163
                                           Nortek, Inc., Series A, 8.875%, 08/01/2008            280             267
                                           Ryland Group, Inc., 8.25%, 04/01/2008                 640             569
                                           Standard Pacific Corp., 8.00%, 02/15/2008             190             169
                                           Standard Pacific Corp., 8.50%, 04/01/2009             290             267
                                           Toll Corp., 8.00%, 05/01/2009                         100              92
                                           Toll Corp., 7.75%, 09/15/2007                         150             136
                                           Toll Corp., 8.75%, 11/15/2006                         130             126
                                           U.S. Home Corp., 8.875%, 02/15/2009                   760             673
                                           -----------------------------------------------------------------------------
                                                                                                              11,717
------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--2.3%
                                           Petro Stopping Centers, 10.50%, 02/01/2007          1,490           1,378
                                           TFM, S.A. de C.V., 10.25%, 06/15/2007                 710             650
                                           Trans World Airlines, Inc., 11.375%,
                                             03/01/2006                                          520             223
                                           Transtar Holdings, Inc., Step-up Coupon, 0%
                                             to 12/15/99, 13.375% to 12/15/2003                3,030           3,060
                                           Travelcenters America, 10.25%, 04/01/2007           1,220           1,196
                                           -----------------------------------------------------------------------------
                                                                                                               6,507
                                           -----------------------------------------------------------------------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $310,996)                                                   282,220
                                           -----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
    PREFERRED STOCKS--.9%                                                                NUMBER OF SHARES
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--.3%
                                           Dobson Communications, PIK, preferred                 212             220
                                           21st Century Telecom Group, Inc., preferred           149              74
                                           Nextel Communications, Inc., PIK, preferred           562             562
                                           -----------------------------------------------------------------------------
                                                                                                                 856
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--.2%
                                           Crown American Realty Trust, preferred             15,500             605
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MEDIA--.3%
                                           Sinclair Capital, preferred                         9,500             945
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ENERGY--.1%
                                           Clark USA, PIK, preferred                           1,867              65
                                           -----------------------------------------------------------------------------
                                           TOTAL PREFERRED STOCKS
                                           (Cost $2,799)                                                       2,471
                                           -----------------------------------------------------------------------------

  The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
    OTHER--.4%                                                                           NUMBER OF SHARES    VALUE
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--.4%                    21st Century Telecom Group, Inc., Warrants*           120        $     12
                                           Benedek Communications Corp., Warrants*             5,000              10
                                           Communicacion Cellular, S.A., Warrants*             2,000             100
                                           Econophone, Inc., Warrants*                           830             125
                                           Intelcom Group, Inc., Warrants*                     4,950              89
                                           Intermedia Communications of Florida, Inc.,
                                             Warrants*                                         1,500             150
                                           KMC Telecom Holdings, Inc., Warrants*               1,240               5
                                           Long Distance Direct Holdings, Inc.,
                                             Warrants*                                           700               1
                                           MGC Communications*                                 4,474             176
                                           MetroNet Communications Corp., Warrants*              360              31
                                           Primus Telecommunications Group, Warrants*            600              18
                                           Tele1 Europe BV, Warrants*                          1,000              85
                                           Versatel Telecom, Warrants*                           760             220
                                           -----------------------------------------------------------------------------
                                                                                                               1,022
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--.0%                         Ono Finance PLC, Warrants*                          1,380              83
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MEDIA--.0%                             Diva Systems Corp., Warrants*                       1,950              16
                                           Star Choice Communications, Inc., Warrants*         9,264              23
                                           UIH Australia Pacific, Inc., Warrants*                710              21
                                           -----------------------------------------------------------------------------
                                                                                                                  60
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--.0%                     Gaylord Container Corp.*                            9,825              61
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ENERGY--.0%                            Key Energy Services, Inc., Warrants*                  420              11
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--.0%                 Bar Technologies, Warrants*                           880              18
                                           -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--.0%                      Waxman Industries, Inc., Warrants*                 55,106               1
                                           Capital Pacific Holdings, Warrants*                 3,634               2
                                           -----------------------------------------------------------------------------
                                                                                                                   3
                                           -----------------------------------------------------------------------------
                                           TOTAL OTHER
                                           (Cost $480)                                                         1,258
                                           -----------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100.0%
                                           (Cost $314,275) (a)                                              $285,949
                                           -----------------------------------------------------------------------------

 -------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
 -------------------------------------------------------------------------------
 * Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(a) The cost for federal income tax purposes was $314,665. At November 30, 1999, net unrealized depreciation for all securities based on tax cost was $28,716. This consists of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,593 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $33,309.

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

as of November 30, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments in securities, at value (Cost $314,275)             $285,949
------------------------------------------------------------------------
Receivable for investments sold                                      805
------------------------------------------------------------------------
Dividends receivable                                                  28
------------------------------------------------------------------------
Interest receivable                                                6,112
------------------------------------------------------------------------
Other assets                                                           9
------------------------------------------------------------------------
TOTAL ASSETS                                                     292,903
------------------------------------------------------------------------
------------------------------------------------------------------------
 LIABILITIES
------------------------------------------------------------------------
Due to custodian bank                                                204
------------------------------------------------------------------------
Notes payable                                                     55,000
------------------------------------------------------------------------
Interest payable                                                     159
------------------------------------------------------------------------
Accrued management fee                                               143
------------------------------------------------------------------------
Other accrued expenses                                                67
------------------------------------------------------------------------
TOTAL LIABILITIES                                                 55,573
------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $237,330
------------------------------------------------------------------------
------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                             $  2,264
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investment securities                                            (28,326)
------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (29,057)
------------------------------------------------------------------------
Paid-in capital                                                  292,449
------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $237,330
------------------------------------------------------------------------
------------------------------------------------------------------------
 NET ASSET VALUE
------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
($237,330 / 30,079 outstanding shares of beneficial
interest, $.01 par value)                                          $7.89
------------------------------------------------------------------------

 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended November 30, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
 INVESTMENT INCOME
------------------------------------------------------------------------
Dividends                                                       $    294
------------------------------------------------------------------------
Interest                                                          31,344
------------------------------------------------------------------------
TOTAL INCOME                                                      31,638
------------------------------------------------------------------------
Expenses:
Management fee                                                     1,993
------------------------------------------------------------------------
Services to shareholders                                              93
------------------------------------------------------------------------
Custodian fees                                                        30
------------------------------------------------------------------------
Auditing                                                              43
------------------------------------------------------------------------
Legal                                                                364
------------------------------------------------------------------------
Trustees' fees and expenses                                           26
------------------------------------------------------------------------
Reports to shareholders                                              277
------------------------------------------------------------------------
Registration fees                                                     22
------------------------------------------------------------------------
Interest expense                                                   2,441
------------------------------------------------------------------------
Other                                                                141
------------------------------------------------------------------------
Total expenses, before expense reductions                          5,430
------------------------------------------------------------------------
Expense reductions                                                   (14)
------------------------------------------------------------------------
Total expenses, after expense reductions                           5,416
------------------------------------------------------------------------
NET INVESTMENT INCOME                                             26,222
------------------------------------------------------------------------
------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                       (3,995)
------------------------------------------------------------------------
Futures                                                               13
------------------------------------------------------------------------
                                                                  (3,982)
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      (22,749)
------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (26,731)
------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $   (509)
------------------------------------------------------------------------

 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                  YEAR ENDED NOVEMBER 30,
                                                                ----------------------------
                                                                  1999                1998
--------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------
Net investment income                                           $ 26,222            $ 22,052
--------------------------------------------------------------------------------------------
Net realized gain (loss)                                          (3,982)              3,290
--------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
  transactions during the period                                 (22,749)            (15,902)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                        (509)              9,440
--------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income                                            (25,466)            (21,509)
--------------------------------------------------------------------------------------------
Fund share transactions:
Net proceeds of shares issued in connection with the Funds'
  rights offering, net of broker and dealer manager fees of
  $1,832                                                          47,017                  --
--------------------------------------------------------------------------------------------
Reinvestment of distributions                                      2,393               3,045
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      49,410               3,045
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 23,435              (9,024)
--------------------------------------------------------------------------------------------
Net assets at beginning of period                                213,895             222,919
--------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
  investment income of
  $2,264 and $1,521, respectively)                              $237,330            $213,895
--------------------------------------------------------------------------------------------
 OTHER INFORMATION
--------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                         23,919              23,613
--------------------------------------------------------------------------------------------
Shares issued in connection with Fund's rights offering            5,885                  --
--------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of dividends           275                 306
--------------------------------------------------------------------------------------------
Net increase in Fund shares                                        6,160                 306
--------------------------------------------------------------------------------------------
Shares outstanding at end of period                               30,079              23,919
--------------------------------------------------------------------------------------------

 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS

Year ended November 30, 1999
(IN THOUSANDS)

-------------------------------------------------------------------------
 CASH FLOWS FROM OPERATING ACTIVITIES
-------------------------------------------------------------------------
Investment income received                                      $  21,984
-------------------------------------------------------------------------
Payment of operating expenses                                      (5,409)
-------------------------------------------------------------------------
Payment of interest expenses                                          115
-------------------------------------------------------------------------
Proceeds from sales and maturities of investments                 134,010
-------------------------------------------------------------------------
Purchases of investments                                         (209,342)
-------------------------------------------------------------------------
    CASH USED IN OPERATING ACTIVITIES                             (58,642)
-------------------------------------------------------------------------
 CASH FLOWS FROM FINANCING ACTIVITIES
-------------------------------------------------------------------------
Subscriptions from Fund share activity                             47,017
-------------------------------------------------------------------------
Distributions paid (net of reinvestment of dividends)             (23,073)
-------------------------------------------------------------------------
Net increase of loan principal                                     35,000
-------------------------------------------------------------------------
    Cash provided by financing activities                          58,944
-------------------------------------------------------------------------
    Increase in cash                                                  302
-------------------------------------------------------------------------
    Cash at beginning of period                                      (506)
-------------------------------------------------------------------------
    CASH OVERDRAFT AT END OF PERIOD                             $    (204)
-------------------------------------------------------------------------
-------------------------------------------------------------------------
 RECONCILIATION OF NET DECREASE IN NET ASSETS USED IN OPERATIONS TO CASH
 PROVIDED BY OPERATING ACTIVITIES
-------------------------------------------------------------------------
Net decrease in net assets resulting from operations            $    (509)
-------------------------------------------------------------------------
Net increase in investments                                       (57,172)
-------------------------------------------------------------------------
Increase in dividend and interest receivable                       (1,420)
-------------------------------------------------------------------------
Decrease in receivable for investments sold                         4,818
-------------------------------------------------------------------------
Increase in interest payable                                          115
-------------------------------------------------------------------------
Decrease in payable for investments purchased                      (4,472)
-------------------------------------------------------------------------
Decrease in accrued expenses and payables                              (2)
-------------------------------------------------------------------------
    CASH USED IN OPERATING ACTIVITIES                           $ (58,642)
-------------------------------------------------------------------------

  The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.

                                                               ----------------------------------------------------
                                                                             YEAR ENDED NOVEMBER 30,
                                                               ----------------------------------------------------
                                                                 1999       1998       1997       1996       1995
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $8.94       9.44       9.20       8.73       8.33
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             .95(a)     .92        .91        .91        .91
-------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                     (.96)      (.52)       .23        .46        .39
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (.01)       .40       1.14       1.37       1.30
-------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                           (.92)      (.90)      (.90)      (.90)      (.90)
-------------------------------------------------------------------------------------------------------------------
Dilution resulting from the rights offering at market value
(b)                                                                (.12)        --         --         --         --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                      $7.89       8.94       9.44       9.20       8.73
-------------------------------------------------------------------------------------------------------------------
Market value, end of year                                         $8.63       9.88      10.19      10.00       9.50
-------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------
Based on net asset value (%)                                      (1.86)(b)   4.38      12.99      16.56      16.30
-------------------------------------------------------------------------------------------------------------------
Based on market value (%)                                         (2.87)(b)   6.50      11.98      16.12      25.81
-------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                         237,330    213,895    222,919    214,649    200,502
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses excluding interest expense (%)                   1.28        .99       1.01       1.00       1.18
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                    2.32       1.55       1.56       1.59       1.52
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                     2.32       1.55       1.56       1.59       1.52
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                11.21      10.01       9.84      10.33      10.64
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          45         83         79         74         85
-------------------------------------------------------------------------------------------------------------------
Total debt outstanding at end of year ($ thousands)              55,000     20,000     20,000     20,000     20,000
-------------------------------------------------------------------------------------------------------------------
Asset coverage per $1,000 of debt                              $  5,315     11,700     12,100     11,700     11,000
-------------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(a) Based on monthly average shares outstanding during the period.

(b) During the year ended November 30, 1999, the fund issued 5,885,381 shares in connection with a rights offering of the Fund's shares. Without the effect of the dilution, total return for the net asset value and the market value would have been .51 and -1.50, respectively.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Kemper High Income Trust (the "Fund") is registered
                             under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

NOTES TO FINANCIAL STATEMENTS

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At November 30, 1999, the fund had a net tax basis capital loss carryforward of approximately $28,584,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until November 30, 2000 ($10,248,000), November 30, 2002 ($8,767,000),
                             November 30, 2003 ($5,908,000), November 30, 2005
                             ($152,000) and November 30, 2007 ($3,509,000), the
                             expiration dates, which ever occurs first. In addition, from November 1, 1999 through November 30, 1999 the fund incurred approximately $83,000 of net realized capital losses. As permitted by tax regulations, the fund intends to defer these losses and treat them as arising in the fiscal year ended November 30, 2000.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

                             STATEMENT OF CASH FLOWS. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the statement of cash flows is the amount reported as due to custodian bank in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank at

NOTES TO FINANCIAL STATEMENTS

                             November 30, 1999. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

                             OTHER CONSIDERATIONS. The Fund invests a substantial portion of its assets in high yield bonds. These bonds ordinarily are in the lower rating categories of recognized rating agencies or are non-rated, and thus involve more risk than higher rated bonds.

                             RIGHTS OFFERING. During the year ended November 30, 1999, the Fund issued 5,885,381 shares in connection with the rights offering of the Fund's shares. Shareholders of record on March 23, 1999 were issued one transferable right for each share owned. The rights entitled shareholders the opportunity to purchase one share of common stock for each three rights held at a subscription price of $8.30 per share. Rights offering costs were approximately $500,000 and broker and dealer manager fees were $1,831,825. The net asset value per share of the Fund's common shareholders was reduced by approximately $.12 per shares as a result of the share issuance.

--------------------------------------------------------------------------------

2
     INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $204,888

                             Proceeds from sales                         129,192

--------------------------------------------------------------------------------

3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .85% of average weekly net assets. The Fund incurred a management fee of $1,993,000 for the year ended
                             November 30, 1999.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $36,000 for the year ended November 30, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the year ended November 30, 1999, the Fund made no payments to its officers and incurred trustees' fees of $26,000 to independent trustees.

--------------------------------------------------------------------------------

4
     NOTES PAYABLE           The notes payable represents loans of $55,000,000
                             from Bank of America and State Street Bank and
                             Trust Company at November 30, 1999. The notes bear interest at the London Interbank Offered Rate plus
                             .45% (6.49% at November 30, 1999) which is payable quarterly. The loan amounts and rates are reset periodically under a credit facility which is available until April 1, 2002. The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the period ended November 30, 1999 was $50,117,500 with a weighted average interest rate of 5.72%.

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into an arrangement with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $14,000, under this arrangement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER HIGH INCOME TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper High Income Trust as of November 30, 1999, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and cash flows for the year then ended, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper High Income Trust at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows for the year then ended and the financial highlights for each of the fiscal periods since 1995, in conformity with accounting principles generally accepted in the United States.

                                                            ERNST & YOUNG LLP

                                       Chicago, Illinois
                                       January 21, 2000

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment and Cash Purchase Plan (the
                             "Plan") which is available to you as a shareholder of KEMPER HIGH INCOME TRUST (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service
                             Company, whose address and phone number are provided in Paragraph 4 for the appropriate form.
                             If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the fund under the Plan.

--------------------------------------------------------------------------------

2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the fund registered in the participant's name on the books of the fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account; and (c) voluntary cash contributions made pursuant to Paragraph 5 hereof. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called "Distributions."

--------------------------------------------------------------------------------

3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.
                             All cash contributions to a participant's Account made pursuant to Paragraph 5 hereof will be invested in Shares purchased in the open market.

--------------------------------------------------------------------------------

4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                            KEMPER SERVICE COMPANY
                            P.O. Box 219066
                            Kansas City, Missouri 64121-6066
                            1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

5    VOLUNTARY CASH
     CONTRIBUTIONS           A participant may from time to time make voluntary
                             cash contributions to his Account by sending to Agent a check or money order, payable to Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than thirty days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of Federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions.
                             Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata brokerage commissions.

--------------------------------------------------------------------------------

6    ADJUSTMENT OF
     PURCHASE PRICE          The fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------

7    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 8 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------

8    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions as well as from voluntary cash contributions. With respect to purchases from voluntary cash contributions, UMB will charge a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of Shares for individual
                             Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------

9    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraphs 5 and 13 hereof. However, the fund reserves the right to amend the Plan in the future to include a service charge.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

10     TRANSFER OF SHARES
       HELD BY AGENT         Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------

11     SHARES NOT HELD IN
       SHAREHOLDER'S
       NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------

12     AMENDMENTS            Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

--------------------------------------------------------------------------------

13     WITHDRAWAL FROM
       PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 12 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will modify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------

14     TAX IMPLICATIONS      Shareholders will receive tax information annually,
                             for personal records and to assist in preparation of Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on July 14, 1999, for Kemper High Income Trust. Shareholders were asked to vote on two separate issues: election of members to the Board of Trustees, and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees

                                  For        Withheld
      James E. Akins           25,667,580    605,023
      James R. Edgar           25,721,770    550,833
      Arthur R. Gottschalk     25,752,529    520,074
      Frederick T. Kelsey      25,814,493    458,110
      Thomas W. Littauer       25,821,079    451,524
      Fred B. Renwick          25,848,557    424,046
      John G. Weithers         25,855,621    416,982

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

         For      Against   Abstain
      25,876,177  124,657   271,768

NOTES

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JAMES E. AKINS                MARK S. CASADY            HARRY E. RESIS, JR.
Trustee                       President                 Vice President

JAMES R. EDGAR                PHILIP J. COLLORA         LINDA J. WONDRACK
Trustee                       Vice President and        Vice President
                              Secretary
ARTHUR R. GOTTSCHALK                                    MAUREEN E. KANE
Trustee                       JOHN R. HEBBLE            Assistant Secretary
                              Treasurer
FREDERICK T. KELSEY                                     CAROLINE PEARSON
Trustee                       ANN M. MCCREARY           Assistant Secretary
                              Vice President
THOMAS W. LITTAUER                                      BRENDA LYONS
Trustee and Vice President    MICHAEL A. MCNAMARA       Assistant Treasurer
                              Vice President
FRED B. RENWICK
Trustee                       ROBERT C. PECK, JR.
                              Vice President
JOHN G. WEITHERS
Trustee                       KATHRYN L. QUIRK
                              Vice President

 ................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 ................................................................................
SHAREHOLDER SERVICE AGENT             KEMPER SERVICE COMPANY
                                      P.O. Box 219066
                                      Kansas City, MO 64121
 ................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 ................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 ................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606

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